UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

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Safety, Income & Growth Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38122	30-0971238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400
 _______________________________________________________________________________

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events

Safety, Income & Growth Inc. ("SAFE") announced the termination of its purchase contract for the purchase of the leased fee interest in the 635 Madison, New York, New York property due to the exercise by another entity of a pre-existing pre-emptive right to acquire such property. SAFE received a $1,500,000 termination fee pursuant to the terms of the purchase agreement for the property.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFETY, INCOME & GROWTH INC.

July 2, 2018	By:	/s/ JAY SUGARMAN
Jay Sugarman Chief Executive Officer